UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

AMEGY BANCORPORATION, INC.

(Exact name of registrant as specified in charter)

Texas	000-22007	76-0519693
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS	77027
(Address of Principal Executive Offices)	(Zip Code)

(713) 235-8800

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 3, 2005, Amegy Bancorporation, Inc. (the “Company”) issued a press release announcing that the Board of Directors has declared a dividend to be paid with respect to the common stock of the Company. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

Item 9.01(c) Financial Statements and Exhibits.

Exhibit 99.1     Press release dated August 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEGY BANCORPORATION, INC.

Dated: August 3, 2005	By:	/s/ P. Allan Port
P. Allan Port
Executive Vice President, General Counsel, and Secretary

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release dated August 3, 2005